SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 18, 1997



                       RESORT INCOME INVESTORS, INC.
           -----------------------------------------------------
          (Exact name of registrant as specified in its charter)




     Delaware                    1-10084                 36-3593298
-------------------           ------------            ----------------
(State of or other            (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        Number)




150 South Wacker Drive, Suite 2900, Chicago, Illinois          60606
-----------------------------------------------------       ----------
(Address of principal executive offices)                    (Zip Code)




    Registrant's telephone number, including area code:  (312) 683-3323




       -------------------------------------------------------------
       (Former name or former address, if changed since last report)





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ITEM 5.     OTHER EVENTS.

      Effective November 18, 1997, Mr. Neil D. Hansen was appointed Treasurer and Chief Accounting Officer of Resort Income Investors, Inc. (the "Company") by the Company's Board of Directors, replacing Mr. Daniel
D. ("Ron") Lane in such positions. However, Mr. Lane remains the Company's Secretary and one of its Directors. Mr. Hansen has been providing consulting services to the Company since August 1995.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (C)   Exhibits.

                  10.1  Stipulation of Settlement dated November 18, 1997.

                  10.2 Form of Notice of Pendency of Class and Derivative Actions, Proposed Settlements, Settlement Hearings and Right to Share in Settlement.

                  10.3  Form of Order and Final Judgment.

                  10.4 Order of Preliminary Approval of Settlement and Proceedings in Connection Therewith.

                  10.5 Summary Notice of Class Action and Derivative Action Settlements and Hearings Thereon.

                  99.1  Press Release of the Company dated December 2,
1997.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              RESORT INCOME INVESTORS, INC.
                              (Registrant)



DATE:  December 2, 1997       By:   /s/ John R. Young
                                    ---------------------------------
                                    Name:  John R. Young
                                    Title: Chairman of the Board of
Directors, Chief Executive Officer, President and
                                           Chief Financial Officer